UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2024

Fisker Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38625	82-3100340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1888 Rosecrans Avenue
Manhattan Beach, California 90266
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (833) 434-7537

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	FSR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 21, 2024, Fisker Inc. (the “Company”) and an institutional investor (the “Investor”) that holds the Company’s outstanding 0% senior secured convertible notes due 2025 (the “Notes”) entered into a Second Amendment and Waiver Agreement (the “Second Waiver”), pursuant to which, among other things:

(i)

in connection with one or more future transactions with a strategic automotive partner, the Company has secured a release of all liens previously granted to the Investor on the intellectual property required by any such transactions;

(ii)	all financial covenants relating to the Company’s cash reserves were waived, and such unrestricted cash is now available for use in the operations of the Company; and

(iii)

the Company obtained a waiver of the use by the Investor of any remaining remedies arising from the Company’s previous late filing of its quarterly report on Form 10-Q for the quarter ended September 30, 2023.

This summary is qualified in its entirety by reference to the full text of the Second Waiver, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

As previously disclosed, on July 10, 2023, the Company entered into a Securities Purchase Agreement with the Investor pursuant to which the Company agreed to sell, and the Investor agreed to purchase the Notes. As of January 19, 2024, the remaining aggregate balance of the Notes is $324,500,000 following conversion by the Investor of an aggregate of $185,500,000 of the $510,000,000 aggregate principal amount of the Notes. As of January 19, 2024, the Company has issued 159,062,553 shares of Class A common stock in the aggregate in connection with the conversions of the Notes described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Second Amendment and Waiver Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2024	FISKER INC.

	By:	/s/ Dr. Geeta Gupta-Fisker
Dr. Geeta Gupta-Fisker
Chief Financial Officer and Chief Operating Officer